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                                                                  Exhibit 10.17

                                   GENTEK INC.

                           RESTRICTED STOCK AGREEMENT
                           --------------------------

                  THIS RESTRICTED STOCK AGREEMENT (the "Agreement") between GenTek Inc., a Delaware corporation (the "Company"), and _____________________ (the "Participant") effective as of the date signed by the Participant.

                                   WITNESSETH:

                  WHEREAS, the Company maintains the 2003 Management and Directors Incentive Plan (the "Plan") in order to attract and retain quality management personnel and provide its officers and other key employees with incentives to achieve long-term corporate objectives;

                  WHEREAS, the Participant is an officer or other key employee of the Company with responsibility for the management or administration of the Company's business;

                  WHEREAS, the Company's Board of Directors has determined to grant Restricted Stock under the Plan to the Participant on the terms and conditions set forth below.

                  NOW, THEREFORE, in consideration of the various covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

         1.       Definitions.

                  Capitalized terms used in this Agreement, which are not defined herein, shall have the meaning given such terms in the Plan.

         2.       Award.

                  (a) The Company hereby grants to Participant at no cost a total of ____________ shares of Company common stock, with no par value per share (the "Restricted Stock"), subject to the terms, restrictions and other conditions of this Agreement and the Plan.

         3.       Stock Certificates.

                  The Company shall cause the Restricted Stock to be issued and a stock certificate or certificates representing the Restricted Stock to be registered in the name of Participant or held in book entry form promptly upon execution of this Agreement, but if a stock certificate is issued, it shall be delivered to, and held in custody by, the Company until the applicable restrictions lapse at the times specified in Section 5 below or such Restricted Stock is forfeited as specified in Section 6 below.




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         4.       Restrictions.

                  Participant shall have all rights and privileges of a stockholder of the Company with respect to the Restricted Stock, including voting rights and the right to receive dividends paid with respect to such shares, except that the following restrictions shall apply:

                  (a) No Restricted Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his/her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), any attempted disposition thereof shall be null and void and of no effect; provided however, that this Section 4(b) shall not prevent transfers by will or by the applicable laws of descent and distribution.

         5.       Lapse of Restrictions.

                  (a) Vesting Schedule. The restrictions set forth in Section 4 on shares of Restricted Stock shall lapse, and shares of Restricted Stock shall vest upon satisfaction of the following:

                           (i) All restrictions on 33% of the shares of Restricted Stock shall lapse on March 19, 2005.

                           (ii) All restrictions on the remaining 33% of shares of Restricted Stock shall lapse on March 19, 2006.

                           (iii) All restrictions on the remaining 34% of shares of Restricted Stock shall lapse on March 19, 2007.

                  (b) Other Events.

                           (i) Upon the occurrence of a Change in Control, all restrictions on all shares of Restricted Stock shall lapse immediately.

                           (ii) Upon a termination of employment with the Company or its affiliate by reason of Death or Disability, all restrictions on all shares of Restricted Stock shall lapse immediately.

                           (iii) Upon a termination of employment with the Company or its affiliate for any reason other than Death, Disability or upon a Change in Control, the Participant shall forfeit to the Company for no consideration each Share of Restricted Stock with respect to which restrictions have not lapsed as of the date of such Participant's termination of employment. For the avoidance of doubt, upon Participant's termination of employment by the Company for Cause (as defined in the Plan), all shares of Restricted Stock for which restrictions have not lapsed as of the Participant's termination of employment shall be immediately forfeited to the Company.




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         6.       Issuance of Stock Certificates for Shares.

                  The stock certificate or certificates representing the Restricted Stock shall be issued promptly following the execution of this Agreement, and shall be delivered to the Corporate Secretary or such other custodian as may be designated by the Company, to be held until their release as provided in Section 3. The certificates representing the Restricted Stock will bear a legend in substantially the form set forth below.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AND MAY BE SUBJECT TO REACQUISITION BY THE COMPANY UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT BY AND BETWEEN GENTEK INC. (THE "COMPANY") AND THE HOLDER OF THE SECURITIES. PRIOR TO LAPSE OF RESTRICTIONS AND VESTING OF OWNERSHIP IN THE SECURITIES, THEY MAY NOT BE DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES. COPIES OF THE ABOVE REFERENCED AGREEMENT ARE ON FILE AT THE OFFICES OF THE COMPANY.

         7.       Tax Withholding.

                  Whenever the restrictions on Participant's rights to shares of Restricted Stock lapse pursuant to Section 5 of this Agreement, the Company shall notify Participant of the amount of tax which must be withheld by the Company under all applicable federal, state and local tax laws.

         8.       Securities Laws.

                  (a) In connection with the grant of the Restricted Stock, Participant covenants, represents and warrants to the Company that:

                           (i) The Restricted Stock to be acquired by Participant pursuant to this Agreement will be acquired for Participant's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933 (the "Securities Act"), as amended, or any applicable state securities laws, and neither the Restricted Stock nor any other shares of capital stock of the Company issued or issuable directly or indirectly with respect to the Restricted Stock by way of dividend or split or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization will be disposed of in contravention of the Securities Act, any applicable state securities laws and any procedures reasonably established by the Board to ensure compliance with the foregoing.

                           (ii) Participant is a key employee of the Company, is familiar with the financial affairs of the Company, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Restricted Stock.




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                           (iii) Participant is able to bear the economic risk
         of his investment in the Restricted Stock for an indefinite period of time because the Restricted Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

                           (iv) Participant has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Restricted Stock and has had full access to such other information concerning the Company as he has requested.

                           (v) This Agreement constitutes the legal, valid and binding obligation of Participant, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Participant does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Participant is a party or any judgment, order or decree to which Participant is subject.

         9.       Conditions to Issuance of Stock Certificates.

                  The Company shall not be required to issue or deliver any certificate or certificates for shares of Restricted Stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing or trading on any stock exchange or national quotation system on which such class of stock is then listed or traded;

                  (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Board shall, in its sole discretion, deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its sole discretion, determine to be necessary or advisable;

                  (d) The payment by the Participant of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon issuance of Restricted Stock and/or the lapse or removal of any of the restrictions; and

                  (e) The lapse of such reasonable period of time as the Company may from time to time establish for reasons of administrative convenience.

         10.      No Right to Continued Employment.

                  Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in the employment or other service of the Company, any Parent or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, any Parent or any Subsidiary, which are hereby expressly reserved, to discharge the Participant at any time for any reasons whatsoever, with or without cause.




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         11.      Restricted Stock Subject to Plan.

                  Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the office of the Company's Secretary.

         12.      Miscellaneous.

                  (a) This Agreement may be executed in one or more counterparts, all of which taken together will constitute one and the same instrument.

                  (b) The terms of this Agreement may only be amended, modified or waived by a written agreement executed by both of the parties hereto.

                  (c) The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  (d) This Agreement and the Plan constitute the entire agreement between the parties hereto with respect to the Restricted Stock Award granted herein. Notwithstanding the foregoing, the Holder recognizes and hereby acknowledges that by virtue of having received this Award, the Holder is no longer eligible for an enhanced severance payment payable under Section 4.02 of the GenTek Inc. Key Employee Retention Plan.

                  (e) Except as otherwise herein provided, this Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns, and of Participant and Participant's personal representatives.




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                  IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth below.

                                        GenTek Inc.

                                        By:
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                                        Name: Robert D. Novo
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                                        Title: Vice President, Human Resources
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                                        PARTICIPANT

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                                        Signature

                                        Date:
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